ALLIANCE FUNDING COMPANY
                    by SUPERIOR BANK - FSB SERVICING DIVISION
                               Designated Servicer
                             SERVICER'S CERTIFICATE

                                 1999-2 Group 1

          In accordance with section 6.08 of the Pooling and Servicing
                       Agreement dated as of June 1, 1999

          Superior Bank - FSB Servicing Division reports the following
               INFORMATION PERTAINING TO SERIES 1999-2 GROUP 1 FOR
                     OCTOBER 25, 1999, THE REMITTANCE DATE.

                        DUE PERIOD ENDED: OCTOBER 1, 1999
--------------------------------------------------------------------------------

  1 Total Actual Principal Collections                        2,840,020.93
  2 Total Permanent Buydown Companion Principal                  44,001.03
  3 Total Actual Interest Collections                         3,143,283.46
  4 Less Service Fees Service Fees Previously Remitted          189,498.54
  5 Additional Proceeds
                                                       --------------------
  6      Total Collections:                                   5,837,806.88

  7 Pre-Funding Account Transfer                                      0.00
  8 Interest Coverage Account Transfer                                0.00
  9 Deferred Interest Coverage Account Transfer                   1,587.58
                                                       --------------------
 10      Aggregate Amount Received:                           5,839,394.46

    Monthly Advances

 11 Interest Advance                                            228,289.64
 12 Compensating Interest                                         7,386.46
 13 Amounts Held for Future Distributions                             0.00
 14 Cross Collateral Deposit                                          0.00
 15 Reserve Withdrawal per Sec. 6.14c                                 0.00
                                                       --------------------
 16      Available Remittance Amount:                         6,075,070.56

 17 Service Fees                                                      0.00
 18 Expense Account Deposit:                                      3,017.18
                                                       --------------------
 19      Adjusted Remittance Amount:                          6,072,053.38

    Remaining Amount Available:

 20           Adjusted Remittance Amount                      6,072,053.38
 21           Insured Payments                                        0.00
 22           Monthly Premium @ 20 bp
                 due Certificate Insurer                         60,343.54
 23           Cross Collateral Withdrawal                             0.00
 24           Class Remittance Amounts                        6,011,709.84
 25           Non-Recoverable Advances not
                 Previously Reimbursed                                0.00
                                                       ====================
    Total Remaining Amount Available:                                 0.00
                                                       ====================

    Amount of Reimbursements Pursuant to Sec. 5.04
 26      Servicing Fee                                                0.00
 27      Monthly Advances and Servicer Advances                       0.00
 28      Other Mortgage Payments                                      0.00
 29      Interest Earned on P&I Deposits                              0.00
 30      Additional Servicing Compensation                            0.00
--------------------------------------------------------------------------------


                            ALLIANCE FUNDING COMPANY
                    by SUPERIOR BANK - FSB SERVICING DIVISION
                               Designated Servicer
                             SERVICER'S CERTIFICATE

                                 1999-2 Group 1

          In accordance with section 6.08 of the Pooling and Servicing
                       Agreement dated as of June 1, 1999
          Superior Bank - FSB Servicing Division reports the following information pertaining to Series 1999-2 Group 1 for
                     October 25, 1999, the Remittance date.

                        Due period ended: October 1, 1999
------------------------------------------------------------------------------------------------------------------------------------
                                                                Total             Class 1A                      Class R
                                                                -----             --------                      --------
 31 Loans Outstanding - BOM                                           6560
 32 Original Loan Balance                                   376,069,959.76     376,069,959.76
 33 Original Permanent Buydown Companion Loan Balance         2,269,594.96       2,269,594.96
 34 Pre-Funding Account Balance                                       0.00               0.00
 35 Additional Principal Reduction, LTD                      13,394,300.99      13,394,300.99
 36 Realized Losses, LTD                                              0.00               0.00
 37 Permanent Buydown Companion Loan Losses, LTD                      0.00               0.00
 38 Carryforward Amount                                               0.00               0.00
 39 Aggregate Unpaid Principal Balance of Delinquent
       Loans Repurchased per Sec. 5.11                                0.00               0.00

                                                       -----------------------------------------------------------------------------
 40 Total Class Principal Balance                           364,945,253.73     364,945,253.73
 41      Pool Factor per Loan Balance                          100.2853226%       100.2853226%
 42      Pool Factor per Class Balance                          97.3187343%        97.3187343%
 43 Excess Spread                                                     0.00                                       0.00
 44 Cross Collateral Withdrawal                                       0.00                                       0.00
 45 Cross Collateral Deposit                                          0.00               0.00
 46 Additional Principal due Class A                          1,483,508.14       1,483,508.14
 47 Interest Remittance @ Pass-Through Rates                  1,644,179.74       1,644,179.74

    PRINCIPAL ADDITIONS:
 48           Number of loans                                            0                  0
 49           Transfers from Pre-Funding Account                      0.00               0.00

    PRINCIPAL REDUCTIONS:

 50           Prepayments - Number                                      50                 50
 51           Prepayments - Dollar                            2,506,063.72       2,506,063.72
 52           Delinquent Loans Repurchased - Number                      0               0.00
 53           Delinquent Loans Repurchased - Dollar                   0.00               0.00
 54           Net Liquidation Proceeds                                0.00               0.00
 55           Curtailments                                        4,133.64           4,133.64
 56           Normal and Excess Payments                        329,823.57         329,823.57
    Permanent Buydown Companion Principal                        44,001.03          44,001.03
 57           Pre-Funding Account Transfer                            0.00               0.00
                                                       -----------------------------------------------------------------------------
 58 Total Principal Remittance                                2,884,021.96       2,884,021.96
 59 Additional Principal Reduction                            1,483,508.14       1,483,508.14
                                                       =============================================================================
 60 Total Remittance                                          6,011,709.84       6,011,709.84                    0.00
                                                       =============================================================================
 61 Current Month Realized Loss - Number                                 0                                          0
 62 Current Month Realized Loss - Dollar                              0.00                                       0.00
 63 Current Month Permanent Buydown Companion Loan
           Realized Loss - Dollar                                     0.00                                       0.00

    CLASS PRINCIPAL BALANCE - EOM

 64 Loans Outstanding - EOM                                           6510
 65 Closing Loan Balance                                    373,229,938.83     373,229,938.83
 66 Closing Permanent Buydown Companion Loan Balance          2,225,593.93       2,225,593.93
 67 Pre-Funding Account Balance                                       0.00               0.00
 68 Additional Principal Reduction, LTD                      14,877,809.13      14,877,809.13
 69 Realized losses, LTD                                              0.00               0.00
 70 Permanent Buydown Companion Loan Losses, LTD                      0.00
 71 Aggregate Unpaid Principal Balance of Delinquent
 72    Loans Repurchased per Sec. 5.11                                0.00               0.00

                                                       -----------------------------------------------------------------------------
 73 Total Class Principal Balance                           360,577,723.63     360,577,723.63
 74      Pool Factor per Loan Balance                           99.5279837%        99.5279837%
 75      Pool Factor per Class Balance                          96.1540596%        96.1540596%
------------------------------------------------------------------------------------------------------------------------------------



                                                       ALLIANCE FUNDING COMPANY
                                               by SUPERIOR BANK - FSB SERVICING DIVISION
                                                          Designated Servicer
                                                        SERVICER'S CERTIFICATE

                                                            1999-2 Group 1

                                     In accordance with section 6.08 of the Pooling and Servicing
                                                  Agreement dated as of June 1, 1999
                                     Superior Bank - FSB Servicing Division reports the following information pertaining to Series 1999-2 Group 1 for
                                                October 25, 1999, the Remittance date.

                                                   Due period ended: October 1, 1999
------------------------------------------------------------------------------------------------------------------------------------
                                                              Total            Class A-1
                                                              -----            ---------
 76 Weighted Note Rate - THIS Remittance                    10.83228%
 77 Weighted Note Rate - NEXT Remittance                    10.82980%

 78 Related Remittance Period for Libor Rate                27-SEP-99             thru           24-OCT-99
 79 Days in Related Period                                     28

 80 Pass-Through Rates                                                          5.79250%

 81 Weighted Average Remaining Term                          251.23

 82 Original Pool - Principal Balance                       248,139,272.81     248,139,272.81
 83 Original Pool - Permanent Buydown Companion Balance       2,377,695.39       2,377,695.39
 84 Original Pool - Pre-Funding Account                     133,928,990.05     133,928,990.05
 85 Original Pool - Additional Principal Reduction            9,445,958.25       9,445,958.25
                                                       ---------------------------------------

 86 Original Pool Total                                     375,000,000.00     375,000,000.00
 87 Original Pool - Number of Loans                           4310


------------------------------------------------------------------------------------------------------------------------------------

    CLASS A OVERCOLLATERALIZATION RECONCILIATION
                                                          Beg.of Month       Current Month      End of Month
                                                       --------------------------------------------------------
 88 Additional Principal Reduction, LTD                      13,394,300.99       1,483,508.14    14,877,809.13
 89 Cross Collateral Deposits                                         0.00               0.00             0.00
 90 Realized Losses, LTD                                              0.00               0.00             0.00
 91 Permanent Buydown Companion Loan Losses, LTD                      0.00               0.00             0.00
                                                       --------------------------------------------------------
 92 Overcollateralization of Principal                       13,394,300.99       1,483,508.14    14,877,809.13
                                                       ========================================================

 93 Base Overcollateralization Required   *                                                      26,362,710.14
 94 Required Overcollateralization Amount                                                        26,362,710.14

    Current Month Subordinated Amount                     Beg.of Month       Current Month      End of Month
                                                       --------------------------------------------------------

 95 Original Subordinated Amount   *                         46,612,328.07        N/A            46,612,328.07
 96 Less: Cumulative Realized Losses (excluding
        Permanent Buydown Companion Loans)                            0.00               0.00             0.00
 97 Plus: Cumulative Additional Proceeds                              0.00               0.00             0.00
                                                       --------------------------------------------------------
 98 Current Subordinated Amount                              46,612,328.07                       46,612,328.07
                                                       ========================================================
    *   Per Insurnace Agreement Supplement Dated 9/27/99
    NONRECOVERABLE ADVANCE RECONCILIATION

 99 Beginning of Month                                                                   0.00
100 Current Month Unpaid Nonrecoverable Advance                                          0.00
101 Less: Current Month Reimbursement                                                    0.00
                                                                           -------------------
102 End of Month                                                                         0.00
------------------------------------------------------------------------------------------------------------------------------------

                                                                  Page 3 of 4



                                                       ALLIANCE FUNDING COMPANY
                                               by SUPERIOR BANK - FSB SERVICING DIVISION
                                                          Designated Servicer
                                                        SERVICER'S CERTIFICATE

                                                            1999-2 Group 1

                                     In accordance with section 6.08 of the Pooling and Servicing
                                                  Agreement dated as of June 1, 1999
                                     Superior Bank - FSB Servicing Division reports the following information pertaining to Series 1999-2 Group 1 for
                                                October 25, 1999, the Remittance date.

                                                   Due period ended: October 1, 1999
------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Class
                                                              Total                 A1
                                                       ---------------------------------------
103 Total Class Principal - Original Pool                  $375,000,000.00    $375,000,000.00
104 Interest Remittance Amount                                1,644,179.74       1,644,179.74
105 Interest Rate Factor / 1000                                   4.384479           4.384479

106 Total Principal Collections                               2,884,021.96       2,884,021.96
107 Prefunding Account Transfer                                       0.00               0.00
108 Additional Principal Reduction                            1,483,508.14       1,483,508.14
                                                       ---------------------------------------
109 Principal Remittance Amount                               4,367,530.10       4,367,530.10
110 Principal Payment Factor/1000                                11.646747          11.646747
111 Principal Factor                                            961.540597         961.540597

112 Prior Month Principal Factor                                973.187344         973.187344


------------------------------------------------------------------------------------------------------------------------------------

                                                              Page 4 of 4


                            ALLIANCE FUNDING COMPANY
                    BY SUPERIOR BANK - FSB SERVICING DIVISION
                               DESIGNATED SERVICER
                             SERVICER'S CERTIFICATE

                                 1999-2 GROUP 2

          IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING
                       AGREEMENT DATED AS OF JUNE 1, 1999
          SUPERIOR BANK - FSB SERVICING DIVISION REPORTS THE FOLLOWING
                 INFORMATION PERTAINING TO SERIES 1999-2 GROUP 2
                   FOR OCTOBER 25, 1999, THE REMITTANCE DATE.

                        DUE PERIOD ENDED: OCTOBER 1, 1999
--------------------------------------------------------------------------------

  1 Total Actual Principal Collections                        4,229,067.78
  3 Total Actual Interest Collections                         2,535,647.39
  4 Less Service Fees Service Fees Previously Remitted          154,504.67
  5 Additional Proceeds
                                                       --------------------
  6      Total Collections:                                   6,610,210.50

  7 Pre-Funding Account Transfer                                      0.00
  8 Interest Coverage Account Transfer                                0.00
  9 Deferred Interest Coverage Account Transfer                   1,728.48
                                                       --------------------
 10      Aggregate Amount Received:                           6,611,938.98

    Monthly Advances

 11 Interest Advance                                            337,299.22
 12 Compensating Interest                                        14,628.40
 13 Amounts Held for Future Distributions                             0.00
 14 Cross Collateral Deposit                                          0.00
 15 Reserve Withdrawal per Sec. 6.14c                                 0.00
                                                       --------------------
 16      Available Remittance Amount:                         6,963,866.60

 17 Service Fees                                                      0.00
 18 Expense Account Deposit:                                      2,585.41
                                                       --------------------
 19      Adjusted Remittance Amount:                          6,961,281.19

    Remaining Amount Available:

 20           Adjusted Remittance Amount                      6,961,281.19
 21           Insured Payments                                        0.00
 22           Monthly Premium @ 20 bp
                 due Certificate Insurer                         51,708.30
 23           Cross Collateral Withdrawal                             0.00
 24           Class Remittance Amounts                        6,909,572.89
 25           Non-Recoverable Advances not
                 Previously Reimbursed                                0.00
                                                       --------------------
    Total Remaining Amount Available:                                 0.00
                                                       ====================

    Amount of Reimbursements Pursuant to Sec. 5.04
 26      Servicing Fee                                                0.00
 27      Monthly Advances and Servicer Advances                       0.00
 28      Other Mortgage Payments                                      0.00
 29      Interest Earned on P&I Deposits                              0.00
 30      Additional Servicing Compensation                            0.00
--------------------------------------------------------------------------------



                                                       ALLIANCE FUNDING COMPANY
                                               by SUPERIOR BANK - FSB SERVICING DIVISION
                                                          Designated Servicer
                                                        SERVICER'S CERTIFICATE

                                                            1999-2 Group 2

                                     In accordance with section 6.08 of the Pooling and Servicing
                                                  Agreement dated as of June 1, 1999
                                     Superior Bank - FSB Servicing Division reports the following information pertaining to Series 1999-2 Group 2
                                              for October 25, 1999, the Remittance date.

                                                   Due period ended: October 1, 1999
------------------------------------------------------------------------------------------------------------------------------------

                                                              Total             Class 1A                                Class R
                                                              -----             --------                                -------
 31 Loans Outstanding - BOM                                           3622
 32 Original Loan Balance                                   324,976,147.92     324,976,147.92
 34 Pre-Funding Account Balance                                       0.00               0.00
 35 Initial Overcollateralization                            10,497,306.94      10,497,306.94
 36 Realized Losses, LTD                                              0.00               0.00
 38 Carryforward Amount                                               0.00               0.00
 39 Aggregate Unpaid Principal Balance of Delinquent
       Loans Repurchased per Sec. 5.11                                0.00               0.00

                                                       -----------------------------------------------------------------------------
 40 Total Class Principal Balance                           314,478,840.98     314,478,840.98
 41      Pool Factor per Loan Balance                          99.9926609%        99.9926609%
 42      Pool Factor per Class Balance                         96.7627203%        96.7627203%
 43 Excess Spread                                                     0.00                                                   0.00
 44 Cross Collateral Withdrawal                                       0.00                                                   0.00
 45 Cross Collateral Deposit                                          0.00               0.00
 46 Additional Principal due Class A                          1,302,825.72       1,302,825.72
 47 Interest Remittance @ Pass-Through Rates                  1,377,679.39       1,377,679.39

    PRINCIPAL ADDITIONS:
 48           Number of loans                                            0                  0
 49           Transfers from Pre-Funding Account                      0.00               0.00

    PRINCIPAL REDUCTIONS:

 50           Prepayments - Number                                      33                 33
 51           Prepayments - Dollar                            4,007,649.69       4,007,649.69
 52           Delinquent Loans Repurchased - Number                      0               0.00
 53           Delinquent Loans Repurchased - Dollar                   0.00               0.00
 54           Net Liquidation Proceeds                                0.00               0.00
 55           Curtailments                                      102,395.31         102,395.31
 56           Normal and Excess Payments                        119,022.78         119,022.78
    Permanent Buydown Companion Principal                             0.00               0.00
 57           Pre-Funding Account Transfer                            0.00               0.00
                                                       ---------------------------------------------------------------------------
 58 Total Principal Remittance                                4,229,067.78       4,229,067.78
 59 Additional Principal Reduction                            1,302,825.72       1,302,825.72
                                                       ---------------------------------------------------------------------------
 60 Total Remittance                                          6,909,572.89       6,909,572.89                                0.00
                                                       ===========================================================================
 61 Current Month Realized Loss - Number                                 0                                                      0
 62 Current Month Realized Loss - Dollar                              0.00                                                   0.00

    CLASS PRINCIPAL BALANCE - EOM

 64 Loans Outstanding - EOM                                           3589
 65 Closing Loan Balance                                    320,747,080.14     320,747,080.14
 67 Pre-Funding Account Balance                                       0.00               0.00
 68 Additional Principal Reduction, LTD                      11,800,132.66      11,800,132.66
 69 Realized losses, LTD                                              0.00               0.00
 70 Permanent Buydown Companion Loan Losses, LTD                      0.00
 71 Aggregate Unpaid Principal Balance of Delinquent
 72    Loans Repurchased per Sec. 5.11                                0.00               0.00

                                                       -----------------------------------------------------------------------------
 73 Total Class Principal Balance                           308,946,947.48     308,946,947.48
 74      Pool Factor per Loan Balance                          98.6914093%        98.6914093%
 75      Pool Factor per Class Balance                         95.0605992%        95.0605992%
------------------------------------------------------------------------------------------------------------------------------------

                                                             Page 2 of 4



                                                            ALLIANCE FUNDING COMPANY
                                                    by SUPERIOR BANK - FSB SERVICING DIVISION
                                                               Designated Servicer
                                                             SERVICER'S CERTIFICATE

                                                                 1999-2 Group 2

                                          In accordance with section 6.08 of the Pooling and Servicing
                                                       Agreement dated as of June 1, 1999
                                          Superior Bank - FSB Servicing Division reports the following information pertaining to Series 1999-2 Group 2
                                                   for October 25, 1999, the Remittance date.

                                                        Due period ended: October 1, 1999
------------------------------------------------------------------------------------------------------------------------------------

                                                              Total            Class A-1
                                                              -----            ---------
 76 Weighted Note Rate - THIS Remittance                    10.74802%
 77 Weighted Note Rate - NEXT Remittance                    10.75753%

 78 Related Remittance Period for Libor Rate                27-Sep-99             thru           24-Oct-99
 79 Days in Related Period                                     28

 80 Pass-Through Rates                                                          5.63250%

 81 Weighted Average Remaining Term                          354.23

 82 Original Pool - Principal Balance                       213,783,852.37     213,783,852.37
 83 Original Pool - Permanent Buydown Companion Balance               0.00               0.00
 84 Original Pool - Pre-Funding Account                     118,187,547.02     118,187,547.02
 85 Original Pool - Additional Principal Reduction            6,971,399.39       6,971,399.39
                                                       ---------------------------------------
 86 Original Pool Total                                     325,000,000.00     325,000,000.00
 87 Original Pool - Number of Loans                           2363

------------------------------------------------------------------------------------------------------------------------------------

    CLASS A OVERCOLLATERALIZATION RECONCILIATION
                                                          Beg.of Month       Current Month      End of Month
                                                       --------------------------------------------------------
 88 Additional Principal Reduction, LTD                      10,497,306.94       1,302,825.72    11,800,132.67
 89 Cross Collateral Deposits                                         0.00               0.00             0.00
 90 Realized Losses, LTD                                              0.00               0.00             0.00
 91 Permanent Buydown Companion Loan Losses, LTD                      0.00               0.00             0.00
                                                       --------------------------------------------------------
 92 Overcollateralization of Principal                       10,497,306.94       1,302,825.72    11,800,132.67
                                                       ========================================================

 93 Base Overcollateralization Required   *                                                      21,246,169.56
 94 Required Overcollateralization Amount                                                        21,246,169.56
    *   PER INSURANCE AGREEMENT SUPPLEMENT DATED SEPTEMBER 27, 1999.
    CURRENT MONTH SUBORDINATED AMOUNT                     Beg.of Month       Current Month      End of Month
                                                       --------------------------------------------------------

 95 Original Subordinated Amount                             41,496,424.92        N/A            41,496,424.92
 96 Less: Cumulative Realized Losses (excluding
        Permanent Buydown Companion Loans)                            0.00               0.00             0.00
 97 Plus: Cumulative Additional Proceeds                              0.00               0.00             0.00
                                                       --------------------------------------------------------
 98 Current Subordinated Amount                              41,496,424.92                       41,496,424.92
                                                       ========================================================

    NONRECOVERABLE ADVANCE RECONCILIATION

 99 Beginning of Month                                                                   0.00
100 Current Month Unpaid Nonrecoverable Advance                                          0.00
101 Less: Current Month Reimbursement                                                    0.00
                                                                           -------------------
102 End of Month                                                                         0.00
------------------------------------------------------------------------------------------------------------------------------------

                                                                Page 3 of 4




                                                       ALLIANCE FUNDING COMPANY
                                               by SUPERIOR BANK - FSB SERVICING DIVISION
                                                          Designated Servicer
                                                        SERVICER'S CERTIFICATE

                                                            1999-2 Group 2

                                     In accordance with section 6.08 of the Pooling and Servicing
                                                  Agreement dated as of June 1, 1999
                                     Superior Bank - FSB Servicing Division reports the following information pertaining to Series 1999-2 Group 2
                                              for October 25, 1999, the Remittance date.

                                                   Due period ended: October 1, 1999
------------------------------------------------------------------------------------------------------------------------------------

                                                                                 Class
                                                              TOTAL                A1
                                                       ---------------------------------------
103 Total Class Principal - Original Pool                  $325,000,000.00    $325,000,000.00
104 Interest Remittance Amount                                1,377,679.39       1,377,679.39
105 Interest Rate Factor / 1000                                   4.239014           4.239014

106 Total Principal Collections                               4,229,067.78       4,229,067.78
107 Prefunding Account Transfer                                       0.00               0.00
108 Additional Principal Reduction                            1,302,825.72       1,302,825.72
                                                       ---------------------------------------
109 Principal Remittance Amount                               5,531,893.50       5,531,893.50
110 Principal Payment Factor/1000                                17.021211          17.021211
111 Principal Factor                                            950.605992         950.605992

112 Prior Month Principal Factor                                967.627203         967.627203

------------------------------------------------------------------------------------------------------------------------------------

                                                             Page 4 of 4

